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[Logo]

                                     MERGER FACTS
                                    April 29, 1996

Western Resources is making a hostile bid for KCPL based on illusory terms built on faulty assumptions.

Look at their own conditions...

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90 Percent Minimum Tender              Western won't close unless they get 90%
                                       tendered, an extremely difficult
                                       condition in any hostile exchange.
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Free to Amend or Terminate             "In their sole discretion," Western is
                                       free to amend the terms of the deal or
                                       terminate it completely at any time
                                       before closing, which could take as long
                                       as two years.  In contrast, the terms of
                                       the merger with UtiliCorp are fixed
                                       following shareholder approval.
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Western Shareholder Approval           Western shareholders, who we believe may
                                       find the deal extremely dilutive to
                                       them, must approve any KCPL deal before
                                       it can close.
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 ...Which Are Further Compounded by Regulatory Hurdles

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Missouri Anti-Takeover Statutes        Western has set as its own condition
                                       that Missouri's Business Combination
                                       statute not apply.  This requires
                                       approval of KCPL's Board of Directors,
                                       which has already rejected the offer.

                                       The Missouri Control Share Acquisition
                                       Statute and Western's condition require
                                       KCPL shareholder approval.
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Antitrust                              The KCPL/UtiliCorp merger is
                                       pro-competition.  Western's hostile
                                       offer for KCPL would eliminate a
                                       competitor, and could raise serious
                                       antitrust and regulatory concerns.
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Two Year Open Tender                   An exchange offer cannot close, and
                                       tendered shares cannot be purchased,
                                       until all state and federal regulatory
                                       approvals have been obtained.  There
                                       currently are numerous deals awaiting
                                       FERC approval and Western has yet to
                                       even file with FERC.  Any proposed
                                       Western/KCPL combination could take as
                                       long as two years for approval.
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In examining these hurdles and conditions, it is clear to us that Western's hostile bid is NEITHER CREDIBLE NOR ACHIEVABLE.